AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT is made effective as of the 7th day of November, 2006.

AMONG:

NEXTDIGITAL CORP.,
a Nevada corporation with its registered office at 8275
S. Eastern Avenue, Suite 200, Las Vegas, NV 89123

(“Nextdigital")

OF THE FIRST PART

AND:

NORPAC TECHNOLOGIES, INC.,
a Nevada corporation with its principal office at Suite
311, 698 Seymour Street, Vancouver, BC V6B 3K6

(“Norpac")

OF THE SECOND PART

AND:

NEXTDIGITAL ACQUISITION CORP.,
a Nevada corporation with its registered office at 8275
S. Eastern Avenue, Suite 200, Las Vegas, NV 89123

(“Norpac Sub")

OF THE THIRD PART

WHEREAS:

A.      The Boards of Directors of each of Norpac, Norpac Sub and Nextdigital deem it desirable and in the best interests of their respective shareholders that Nextdigital be merged with and into Norpac Sub with Norpac Sub as the surviving corporation (the “Merger”) on the terms and subject to the conditions of this Agreement;

B.      The Boards of Directors of each of Norpac, Norpac Sub and Nextdigital have approved and adopted this Agreement;

C.      Norpac Sub is a wholly-owned subsidiary of Norpac and Norpac Sub joins in the execution of this Agreement in order to provide certain representations, warranties and covenants to Nextdigital; and

D.      Norpac, as the sole shareholder of Norpac Sub, has approved the Merger.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and of the sum of $10.00 paid by Nextdigital to Norpac, the receipt of which is hereby acknowledged, the parties hereto agree each with the other as follows:

ARTICLE 1.
DEFINITIONS

     1.1 Definitions.      The following terms have the respective meanings specified in this Article, unless the context indicates otherwise.

(a)	"Agreement" shall mean this Agreement, and all the exhibits, schedules and other documents attached to or referred to in the Agreement, and all amendments and supplements, if any, to this Agreement;

(b)	"Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended;

(c)	"GAAP" shall mean United States generally accepted accounting principles applied in a manner consistent with prior periods;

(d)	"SEC" shall mean the United States Securities and Exchange Commission;

(e)	"Securities Act" shall mean the United States Securities Act of 1933, as amended;

(f)

"Taxes" shall include federal, state, and local income taxes, capital gains tax, value-added taxes, franchise, personal property and real property taxes, levies, assessments, tariffs, duties (including any customs duty), business license or other fees, sales, use and any other taxes relating to the assets of the designated party or the business of the designated party for all periods up to and including the Closing Date, together with any related charge or amount, including interest, fines, penalties and additions to tax, if any, arising out of tax assessments;

     1.2 Schedules.      The following schedules are attached to and form part of this Agreement:

Schedule	Description
2.1	Articles of Merger
2.9A	Certificate of Non-U.S. Shareholder
2.9B	Certificate of U.S. Shareholder
3.4	Nextdigital Subsidiaries
3.6	Actions and Proceedings
3.9	Nextdigital Financial Statements
3.12	Undisclosed Changes
3.14	Nextdigital Employment and Consulting Agreements
3.15	Intellectual Property
3.16	Real Property
3.17	Material Contracts

     1.3      Currency. All dollar amounts referred to in this Agreement are in United States funds, unless expressly stated otherwise.

ARTICLE 2.
THE MERGER

     2.1      The Merger. At the Effective Time (as defined in Section 2.3 below), Nextdigital will be merged with and into Norpac Sub in accordance with this Agreement, the Articles of Merger substantially in the form of Schedule 2.1 attached to this Agreement (the “Articles of Merger”), and the applicable provisions of Chapter 92A of the Nevada Revised Statutes (the “Nevada Law”). Following the Merger, Norpac Sub will continue as the surviving corporation (the “Surviving Corporation”) and the separate existence of Nextdigital will cease, except insofar as it may be continued by Nevada Law.

     2.2      Closing. As soon as practicable following the satisfaction or waiver of the conditions set forth in Section 6 of this Agreement, and provided that this Agreement has not been terminated pursuant to Section 9, the parties to this Agreement will hold a closing (the “Closing”) for the purpose of confirming the consummation of the Merger at a time and date mutually agreed upon by the parties. Unless otherwise agreed by the parties, the Closing will take place at the offices of the lawyers for Norpac. Notwithstanding the location of the Closing, each party agrees that the Closing may be completed by the exchange of undertakings between the respective legal counsel for Nextdigital, Norpac and Norpac Sub, provided such undertakings are satisfactory to each party’s respective legal counsel. The date on which the Closing actually occurs is referred to as the “Closing Date.” At the Closing, the parties will execute and exchange all documents, certificates and instruments contemplated by this Agreement. The parties agree to use commercially reasonable efforts and all due diligence to cause the Closing to be consummated on or before December 31, 2006 unless such date is extended by the mutual agreement of the parties.

     2.3      Effective Time of the Merger. The Merger will be effective at the time (the “Effective Time”) of the filing of the Articles of Merger with the Secretary of State of the State of Nevada, which certificate is to be filed as soon as practicable on or after the Closing Date.

     2.4      Effect of the Merger. The Merger will have the effect set forth in Section 92A.250 of Nevada Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of Norpac Sub and Nextdigital will vest in the Surviving Corporation without further act or deed, and all debts, liabilities and duties of Norpac Sub and Nextdigital will become the debts, liabilities and duties of the Surviving Corporation. As a result or the Merger, the Surviving Corporation will be the wholly-owned subsidiary of Norpac.

     2.5      Certificate of Incorporation; Bylaws.

     (a)      The certificate of incorporation of Norpac Sub as in effect immediately prior to the Effective Time will continue unchanged, except to the extent amended by the Articles of Merger, and will be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with the terms thereof and in accordance with applicable law.

     (b)      At the Effective Time, the bylaws of Norpac Sub, as in effect immediately prior to the Effective Time, will be the bylaws of the Surviving Corporation until thereafter amended in accordance with the terms thereof and in accordance with applicable law.

     2.6      Directors and Officers. The directors and officers of the Surviving Corporation after the Effective Time will be the following persons: Daniel Bland and John Thornton. Norpac, as the sole shareholder of Norpac Sub, by approving the Merger has approved these individuals as the directors of the Surviving Corporation and will take any further action in order to ensure the proper appointment of such directors to the board of directors of the Surviving Corporation.

     2.7      Taking of Necessary Action. If after the Effective Time any further action is necessary to carry out the purposes of this Agreement or to vest the Surviving Corporation with full title to all assets, rights, approvals, immunities and franchises of either Norpac Sub or Nextdigital, the officers and directors, or the former officers and directors, as the case may be, of Norpac, Norpac Sub and Nextdigital and the Surviving Corporation will take all such necessary action.

     2.8      Merger Consideration. Each share of Nextdigital common stock, par value $0.001 per share (“Nextdigital Common Stock”) issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares, as defined in Section 2.10) will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one share of Norpac Common Stock (as defined in Section 5.3) . All certificates representing the shares of Norpac Common Stock issued on effectiveness of the Merger will be endorsed with the following legend pursuant to the Securities Act in order to reflect that the fact that the shares of Norpac Common Stock will be issued to the shareholders of Nextdigital pursuant to exemptions or safe harbours from the registration requirements of the Securities Act:

     For holders of Nextdigital Common Stock resident in the United States:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION D PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT.”

For holders of Nextdigital Common Stock resident outside the United States:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

     2.9      Stock Certificate Conversion Procedure. After the Effective Time, each holder of Nextdigital Common Stock will be entitled to exchange his, her, or its certificate representing the Nextdigital Common Stock (“Nextdigital Stock Certificate”) for a certificate representing the number of shares of Norpac Common Stock into which the number of shares of Nextdigital Common Stock previously represented by such certificate surrendered have been converted pursuant to Section 2.8 of this Agreement. Each holder of Nextdigital Common Stock may exchange his, her or its Nextdigital Stock Certificate by delivering such Nextdigital Stock Certificate to Norpac duly endorsed in blank (or accompanied by duly executed stock powers duly endorsed in blank), in each case in proper form for transfer, with signatures guaranteed, and, if applicable, with all stock transfer and any other required documentary stamps affixed thereto and with appropriate instructions to allow the transfer agent to issue certificates for the Norpac Common Stock to the holder thereof together with: (i) a Regulation S Investment Letter (if such holder is resident outside of the United States), a copy of which is attached hereto in Schedule 2.9A, or (ii) a Regulation D Investment Letter (if such holder is resident in the United States), a copy of which is attached hereto in Schedule 2.9B. Until surrendered as contemplated by this Section 2.9, each Nextdigital Stock Certificate will be deemed at any time after the Effective Time to represent only the right to receive Norpac Common Stock certificates representing the number of whole shares of Norpac Common Stock into which the shares of Nextdigital Common Stock formerly represented by such certificate have been converted. Upon receipt of such duly endorsed Nextdigital Stock Certificates, Norpac will cause the issuance of the number of shares of Norpac Common Stock as converted pursuant to Section 2.8 of this Agreement.

     2.10      Appraisal Rights. Notwithstanding any provision of this Agreement to the contrary, shares of Nextdigital Common Stock (the “Dissenting Shares”) that are issued and outstanding immediately prior to the Effective Time and held by stockholders who did not vote in favor of the Merger and who comply with all of the relevant provisions of Sections 92A.300 to 92A.500 of Nevada Law (the “Dissenting Stockholders”) will not be converted into or be exchangeable for the right to receive Norpac Common Stock, unless and until such holders have failed to perfect or have effectively withdrawn or lost their rights to appraisal under Nevada Law. Nextdigital will give Norpac (i) immediate oral notice followed by prompt written notice of any written demands for appraisal of any shares of Nextdigital Common Stock, attempted withdrawals of any such demands and any other instruments served pursuant to Nevada Law and received by Nextdigital relating to stockholders' rights of appraisal, and (ii) will keep Norpac informed of the status of all negotiations and proceedings with respect to demands for appraisal under Nevada Law. If any Dissenting Stockholder fails to perfect or will have effectively withdrawn or lost the right to appraisal, the shares of Nextdigital Common Stock held by such Dissenting Stockholder will thereupon be treated as though such shares had been converted into the right to receive Norpac Common Stock pursuant to Section 2.8 of this Agreement.

     2.11      No Further Ownership Rights in Nextdigital Common Stock. The promise to exchange the Nextdigital Common Stock for shares of Norpac Common Stock in accordance with the terms of this

Agreement will be deemed to have been given in full satisfaction of all rights pertaining to the Nextdigital Common Stock, and there will be no further registration of transfers on the stock transfer books of Nextdigital of the shares of Nextdigital Common Stock that were outstanding immediately prior to the Effective Time. From and after the Effective Time, the holders of Nextdigital Common Stock outstanding immediately prior to the Effective Time will cease to have any rights with respect to such Nextdigital Common Stock, except as otherwise provided in this Agreement or by law.

     2.12      Distributions with Respect to Unsurrendered Nextdigital Common Stock. No dividends or other distributions by Norpac with a record date after the Effective Time will be paid to the holder of any unsurrendered Nextdigital Stock Certificate until the surrender of such Nextdigital Stock Certificate in accordance with Section 2.9 of this Agreement. Following surrender of any such Nextdigital Stock Certificate, Norpac will pay to the holder of the Norpac Common Stock certificate issued in exchange the Nextdigital Stock Certificate, without interest, (i) at the time of such surrender, the amount of any dividends or other distributions with a record date after the Effective Time and paid before the time of such surrender with respect to such Norpac Common Stock which such holder is entitled pursuant to Section 2.8 of this Agreement, and (ii) at the appropriate payment date, the amount of any dividends or other distributions with a record date after the Effective Time but prior to such surrender and with a payment date subsequent to such surrender payable with respect to such Norpac Common Stock.

     2.13      No Liability. Neither Norpac, Norpac Sub, nor the Surviving Corporation will be liable to any person in respect of shares of Nextdigital Common Stock, or dividends or distributions with respect thereto, pursuant to any applicable abandoned property, escheat or similar law. If any Nextdigital Stock Certificate has not have been surrendered prior to seven years after the Effective Time (or immediately prior to such earlier date on which any Nextdigital Stock Certificate, or any dividends or distributions payable to the holder of such Nextdigital Stock Certificate would otherwise escheat to or become the property of any governmental body or authority), any such Norpac Common Stock, dividends or distributions in respect of such Nextdigital Stock Certificate will, to the extent permitted by applicable law, become the property of the Surviving Corporation, free and clear of all claims or interest of any person previously entitled to such certificate

     2.14      Lost, Stolen or Destroyed Certificates. If any certificate representing Nextdigital Common Stock has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate or agreement to be lost, stolen or destroyed and, if required by Norpac, the posting by such person of a bond in such reasonable amount as Norpac may direct as indemnity against any claim that may be made against it with respect to such certificate, Norpac will cause to be issued in exchange for such lost, stolen or destroyed certificate, the applicable Norpac Common Stock deliverable in respect thereof, pursuant to Section 2.8 of this Agreement.

ARTICLE 3.
REPRESENTATIONS AND WARRANTIES OF
NEXTDIGITAL

     Nextdigital represents and warrants to Norpac and Norpac Sub, and acknowledges that Norpac and Norpac Sub are relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Norpac or Norpac Sub, as follows:

     3.1      Organization and Good Standing. Nextdigital is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Nextdigital is duly qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the business of Nextdigital taken as a whole.

     3.2      Authority. Nextdigital has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “Nextdigital Merger Documents”) to be signed by Nextdigital and to perform its obligations thereunder and to consummate the Merger contemplated thereby. The execution and delivery of each of the Nextdigital Merger Documents by Nextdigital and the consummation of the Merger contemplated thereby have been duly authorized by its Board of Directors. No other corporate or shareholder proceedings on the part of Nextdigital are necessary to authorize such documents or to consummate the Merger contemplated thereby other than the approval of the shareholders of Nextdigital of the Merger. This Agreement has been, and the other Nextdigital Merger Documents when executed and delivered by Nextdigital as contemplated by this Agreement will be, duly executed and delivered by Nextdigital and this Agreement is, and the other Nextdigital Merger Documents when executed and delivered by Nextdigital as contemplated hereby will be, the valid and binding obligation of Nextdigital enforceable in accordance with their respective terms, except (1) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (2) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (3) as limited by public policy.

     3.3      Capitalization of Nextdigital. The entire authorized capital stock and other equity securities of Nextdigital consists of an aggregate of 200,000,000 shares comprised of 100,000,000 shares of common stock, par value $0.001 per share (the “Nextdigital Common Stock”) and 100,000,000 shares of preferred stock, par value $0.001 per share (the “Nextdigital Preferred Stock”). There are 21,421,600 shares of Nextdigital Common Stock and no shares of Nextdigital Preferred Stock issued and outstanding as of the date of this Agreement. All of the issued and outstanding shares of Nextdigital Common Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. There are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating Nextdigital to issue any additional shares of Nextdigital Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Nextdigital any shares of Nextdigital Common Stock. There are no agreements purporting to restrict the transfer of the Nextdigital Common Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the Nextdigital Common Stock.

     3.4      No Subsidiaries. Except as set forth on Schedule 3.4, Nextdigital does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations and will not prior to the Closing Date acquire, or agree to acquire, any subsidiary or business without the prior written consent of Norpac.

     3.5      Non-contravention. Neither the execution, delivery and performance of this Agreement, nor the consummation of the Merger, will:

     (1)      conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Nextdigital under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Nextdigital, or any of its respective property or assets;

     (2)      violate any provision of the articles of incorporation or bylaws of Nextdigital; or

     (3)      violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Nextdigital or any of its respective property or assets.

     3.6      Actions and Proceedings. Except as described in Schedule 3.6, there is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of Nextdigital, threatened against Nextdigital or which involves any of the business, or the properties or assets of Nextdigital that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects, or conditions of Nextdigital taken as a whole (a “Nextdigital Material Adverse Effect”). There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a Nextdigital Material Adverse Effect. Schedule 3.6 lists all pending legal claims or proceedings, whether or not such claim or proceeding would result in a Nextdigital Material Adverse Effect.

3.7      Compliance.

     (a)      Nextdigital is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation by it of, any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Nextdigital;

     (b)      Nextdigital is not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a Nextdigital Material Adverse Effect;

     (c)      Nextdigital has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of Nextdigital, threatened, and none of them will be adversely affected by the consummation of the Merger contemplated hereby; and

     (d)      Nextdigital has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. Nextdigital has not received any notice of any violation thereof, nor is Nextdigital aware of any valid basis therefore.

     3.8      Filings, Consents and Approvals. Other than the approval of holders owning a majority of the Nextdigital Common Stock, no filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Nextdigital of the Merger contemplated by this Agreement or to enable Norpac to continue to conduct Nextdigital’s business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

     3.9      Financial Representations. Attached to this Agreement as Schedule 3.9 is a true, correct, and complete copy of an unaudited balance sheet for Nextdigital dated as of March 31, 2006, together with related statements of operations and deficit, statements of shareholders’ deficiency (equity), for the fiscal year then ended (collectively, the “Financial Statements”). The Financial Statements (a) are in accordance with the books and records of Nextdigital, (b) present fairly the financial condition of Nextdigital as of the respective dates indicated and the results of operations for such periods, and (c) have been prepared in accordance with GAAP. Nextdigital has not received any advice or notification from its independent certified public accountants that Nextdigital has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the Financial Statements or the books and records of Nextdigital, any properties, assets, liabilities, revenues, or expenses. The books, records, and accounts of Nextdigital accurately and fairly reflect, in reasonable detail, the assets and liabilities of Nextdigital. Nextdigital has not engaged in any transaction, maintained any bank account, or used any funds of Nextdigital, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of Nextdigital.

     3.10      Undisclosed Liabilities. Nextdigital has no liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise, which:

     (a)      are not set forth in the Financial Statements or have not heretofore been paid or discharged;

     (b)     did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed (or are not required to be disclosed in accordance with GAAP); or

     (c)     have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the last Financial Statements.

     For purposes of this Agreement, the term “liabilities” includes, any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured.

3.11      Tax Matters.

     (a)      As of the date hereof, (i) Nextdigital has timely filed all tax returns in connection with any Taxes which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to them; and (ii) all such returns are true and correct in all material respects.

     (b)      Nextdigital has paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof, and has established an adequate reserve therefore on its balance sheet for those Taxes not yet due and payable, except for any Taxes the nonpayment of which will not have a Nextdigital Material Adverse Effect.

     (c)      Nextdigital is not presently under and has not received notice of, any contemplated investigation or audit by the Internal Revenue Service or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof.

     (d)      All Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency.

3.12      Changes. Except as set forth in Schedule 3.12, since March 31, 2006, Nextdigital has not:

     (a)      incurred any liabilities, other than liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

     (b)      sold, encumbered, assigned or transferred any fixed assets or properties which would have been included in the assets of Nextdigital if the closing had been held on March 31, 2006 or on any date since then, except for ordinary course of business transactions consistent with past practice;

     (c)      created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the assets or properties of Nextdigital to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

     (d)      made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, whether or not in the ordinary course of business;

     (e)      declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

     (f)      suffered any damage, destruction or loss, whether or not covered by insurance, materially and adversely its business, operations, assets, properties or prospects;

     (g)      suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

     (h)      received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

     (i)      made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $10,000, except such as may be involved in ordinary repair, maintenance or replacement of its assets;

     (j)     other than in the ordinary course of business, increase the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or made any increase in, or any addition to, other benefits to which any of its employees may be entitled;

     (k)      changed any of the accounting principles followed or the methods of applying such principles;

     (l)      entered into any transaction other than in the ordinary course of business consistent with past practice; or

    (m)      agreed, whether in writing or orally, to do any of the foregoing.

     3.13      Personal Property. Nextdigital does not own or lease any furniture, fixtures or other tangible personal property.

     3.14      Employees and Consultants. All employees and consultants of Nextdigital have been paid all salaries, wages, income and any other sum due and owing to them by Nextdigital as at the end of the most recent completed pay period. Nextdigital is not aware of any labor conflict with any of Nextdigital employees that might reasonably be expected to have a Nextdigital Material Adverse Effect. Except as disclosed in Schedule 3.14, Nextdigital has not entered into any written contracts of employment or consulting agreements. All amounts required to be withheld by Nextdigital from employees’ salaries or wages and paid to any governmental or taxing authority have been so withheld and paid. No employee of Nextdigital is in violation of any term of any employment contract, non-disclosure agreement, non-competition agreement or any other contract or agreement relating to the relationship of such employee with Nextdigital or any other nature of the business conducted or to be conducted by Nextdigital or the Surviving Corporation.

     3.15      Intellectual Property. Nextdigital owns the intellectual property described in Schedule 3.15.

     3.16      Real Property. Except as described in Schedule 3.16, Nextdigital does not lease or own any real property.

     3.17      Material Contracts and Transactions. Schedule 3.17 contains a list of all material contracts, agreements, licenses, permits, arrangements, commitments, instruments, understandings or contracts, whether written or oral, express or implied, contingent, fixed or otherwise, to which Nextdigital is a party (collectively, the “Contracts”).

(a)	Except as listed on Schedule 3.17, Nextdigital is not a party to any written or oral:

	(1)	agreement for the purchase, sale or lease of any capital assets, or continuing contracts for the purchase or lease of any materials, supplies, equipment, real property or services;

	(2)	agreement regarding, sales agency, distributorship, or the payment of commissions;

	(3)	agreement for the employment or consultancy of any person or entity;

(4)

note, debenture, bond, trust agreement, letter of credit agreement loan agreement, or other contract or commitment for the borrowing or lending of money, or agreement or arrangement for a line of credit or guarantee, pledge, or undertaking of the indebtedness of any other person;

(5)	agreement, contract, or commitment for any charitable or political contribution;

(6)

agreement, contract, or commitment limiting or restraining Nextdigital, their business or any successor thereto from engaging or competing in any manner or in any business or from hiring any employees, nor is any employee of Nextdigital subject to any such agreement, contract, or commitment;

(7)	material agreement, contract, or commitment not made in the ordinary course of business;

(8)	agreement establishing or providing for any joint venture, partnership, or similar arrangement with any other person or entity;

(9)	agreement, contract or understanding containing a “change in control,” or similar provision; or

(10)	power of attorney or similar authority to act.

     (b)      Each Contract is in full force and effect, and there exists no material breach or violation of or default by Nextdigital under any Contract, or any event that with notice or the lapse of time, or both, will create a material breach or violation thereof or default under any Contract by Nextdigital. The continuation, validity, and effectiveness of each Contract will in no way be affected by the consummation of the Merger contemplated by this Agreement. Except as listed on Schedule 3.17, there exists no actual or threatened termination, cancellation, or limitation of, or any amendment, modification, or change to any Contract. A true, correct and complete copy (and if oral, a description of material terms) of each Contract, as amended to date, has been furnished to Norpac.

     3.18      Certain Transactions. Nextdigital is not indebted, directly or indirectly, to any of its officers, directors or shareholders or to their respective spouses or children, in any amount whatsoever and Nextdigital is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

     3.19      No Brokers. Nextdigital has not incurred any obligation or liability to any party for any brokerage fees, agent's commissions, or finder's fees in connection with the Merger contemplated by this Agreement for which Norpac would be responsible.

     3.20      Minute Books. The minute books of Nextdigital provided to Norpac contain a complete summary of all meetings of directors and shareholders since the time of incorporation of such entity and reflect all transactions referred to in such minutes accurately in all material respects.

     3.21      Completeness of Disclosure. No representation or warranty by Nextdigital in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Norpac pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

ARTICLE 4.
COVENANTS, REPRESENTATIONS AND WARRANTIES OF NORPAC

     Norpac and Norpac Sub jointly and severally represent and warrant to Nextdigital and acknowledge that Nextdigital is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Nextdigital, as follows:

     4.1      Organization and Good Standing. Norpac and Norpac Sub are each duly organized, validly existing and in good standing under the laws of Nevada and have all requisite corporate power and authority to own, lease and to carry on its respective businesses as now being conducted. Norpac is duly qualified to do business and is in good standing as foreign corporations in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the businesses, operations, or financial condition of Norpac. Norpac Sub has not carried on any business or acquired any assets or incurred any liabilities since its incorporation, other than by reason of execution of this Agreement.

     4.2      Authority. Norpac and Norpac Sub have all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “Norpac Merger Documents”) to be signed by Norpac and Norpac Sub and to perform their obligations thereunder and to consummate the Merger contemplated thereby. The execution and delivery of each of the Norpac Merger Documents by Norpac and Norpac Sub and the consummation by Norpac and Norpac Sub of the Merger contemplated thereby have been duly authorized by their respective Board of Directors and no other corporate or shareholder proceedings on the part of Norpac or Norpac Sub are necessary to authorize such documents or to consummate the Merger contemplated thereby. This Agreement has been, and the other Norpac Merger Documents when executed and delivered by Norpac and Norpac Sub as contemplated by this Agreement will be, duly executed and delivered by Norpac and Norpac Sub and this Agreement is, and the other Norpac Merger Documents when executed and delivered by Norpac and Norpac Sub, as contemplated hereby will be, the valid and binding obligations of Norpac and Norpac Sub enforceable in accordance with their respective terms, except (1) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (2) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (3) as limited by public policy.

     4.3      Capitalization of Norpac. The entire authorized capital stock of Norpac consists of an aggregate of 200,000,000 shares comprised of 100,000,000 shares of common stock, par value $0.001 per share (the “Norpac Common Stock”) and 100,000,000 shares of preferred stock, par value $0.001 per share (the “Norpac Preferred Stock”). There are 35,165,390 shares of Norpac Common Stock and no shares of Norpac Preferred Stock issued and outstanding as of the date of this Agreement. All of the issued and outstanding shares of Norpac Common Stock have been duly authorized, are validly issued, were not issued in violation of any preemptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. There are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating Norpac to issue any additional shares of Norpac Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Norpac any shares of Norpac Common Stock. There are no agreements purporting to restrict the transfer of the Norpac Common Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the Norpac Common Stock.

     4.4      Capitalization of Norpac Sub. The entire authorized capital stock and other equity securities of Norpac Sub (“Norpac Sub Stock”) consists of an aggregate of 75,000,000 shares of common stock, par value $0.001 per share (the “Norpac Sub Common Stock”). There are 1,000 shares of Norpac Sub common stock issued and outstanding as of the date of this Agreement. All of the issued and outstanding shares of Norpac Sub Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. There are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating Norpac Sub to issue any additional shares of Norpac Sub Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Norpac any shares of Norpac Sub Stock. There are no agreements purporting to restrict the transfer of the Norpac Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the Norpac Stock.

     4.5      Validity of Norpac Common Stock Issuable upon the Merger. The shares of Norpac Common Stock to be issued upon consummation of the Merger in accordance with this Agreement will, upon issuance, have been duly and validly authorized and, when so issued in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable.

     4.6      Actions and Proceedings. There is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of Norpac or Norpac Sub, threatened against Norpac or Norpac Sub which involves any of the business, or the properties or assets of Norpac or Norpac Sub that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects or conditions of Norpac or Norpac Sub taken as a whole. There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a material adverse effect.

     4.7      SEC Filings. Norpac has furnished or made available to Nextdigital a true and complete copy of each report, schedule, registration statement and proxy statement filed by Norpac with the SEC since the inception of Norpac (as such documents have since the time of their filing been amended, the "Norpac SEC Documents"). Norpac has timely filed with the SEC all documents required to have been filed pursuant to the Securities Act and the Exchange Act. As of their respective dates, Norpac SEC Documents complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Norpac SEC Documents, and none of Norpac SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.8      Financial Representations. Included with the Norpac SEC Documents are true, correct, and complete copies of audited balance sheets for Norpac dated as of June 30, 2006 and 2005, together with related statements of income, cash flows, and changes in shareholder's equity for the periods then ended (collectively, the “Norpac Financial Statements”). The Norpac Financial Statements (a) are in accordance with the books and records of Norpac, (b) present fairly the financial condition of Norpac as of the respective dates indicated and the results of operations for such periods, and (c) have been prepared in accordance with GAAP. Norpac has not received any advice or notification from its independent certified public accountants that Norpac has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the Norpac Financial Statements or the books and records of Norpac, any properties, assets, liabilities, revenues, or expenses. The books, records, and accounts of Norpac accurately and fairly reflect, in reasonable detail, the Merger, assets, and liabilities of Norpac. Norpac has not engaged in any transaction, maintained any bank account, or used any funds of Norpac, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of Norpac. Norpac Sub has not carried on any business, entered into any agreements or incurred any liabilities since its incorporation, other than as expressly contemplated by this Agreement.

     4.9      Undisclosed Liabilities. Norpac has no liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise, which:

     (a)      are not set forth in the Norpac Financial Statements or have not heretofore been paid or discharged;

     (b)     did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed (or are not required to be disclosed in accordance with GAAP); or

     (c)     have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the last Norpac Financial Statements.

     For purposes of this Agreement, the term “liabilities” includes, any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured.

     4.10      Certain Changes or Events. Except as and to the extent disclosed in the Norpac SEC Documents, there has not been (a) a material adverse effect to the business, operations or financial conditions of Norpac, or (b) any significant change by Norpac in its accounting methods, principles or practices.

     4.11      Filings, Consents and Approvals. No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Norpac and Norpac Sub of the Merger contemplated by this Agreement to continue to conduct its business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

     4.12      Personal Property. There are no material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Norpac or Norpac Sub, except as disclosed in the Norpac SEC Documents.

     4.13      Employees and Consultants. Neither Norpac nor Norpac Sub have any employees or consultants, except as disclosed in the Norpac SEC Documents.

     4.14      Material Contracts and Transactions. Other than as expressly contemplated by this Agreement, there are no material contracts, agreements, licenses, permits, arrangements, commitments, instruments, understandings or contracts, whether written or oral, express or implied, contingent, fixed or otherwise, to which Norpac or Norpac Sub is a party except as disclosed in the Norpac SEC Documents.

     4.15      No Brokers. Neither Norpac nor Norpac Sub has incurred any obligation or liability to any party for any brokerage fees, agent's commissions, or finder's fees in connection with the Merger contemplated by this Agreement for which Nextdigital would be responsible.

     4.16      Minute Books. The minute books of Norpac provided to Nextdigital contain a complete summary of all meetings of directors and shareholders since the time of incorporation of such entity and reflect all transactions referred to in such minutes accurately in all material respects.

     4.17      Completeness of Disclosure. No representation or warranty by Norpac or Norpac Sub in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Nextdigital pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

ARTICLE 5.
CLOSING CONDITIONS

     5.1      Conditions Precedent to Closing by Norpac and Norpac Sub. The obligations of Norpac and Norpac Sub to consummate the Merger is subject to the satisfaction of the conditions set forth below, unless any such condition is waived Norpac and Norpac Sub at the Closing. The Closing of the Merger contemplated by this Agreement will be deemed to mean a waiver of all conditions to Closing. These conditions of closing are for the benefit of Norpac and Norpac Sub and may be waived by Norpac and Norpac Sub in their discretion.

     (a)      Representations and Warranties. The representations and warranties of Nextdigital set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Nextdigital will have delivered to Norpac a certificate dated as of the Closing Date, to the effect that the representations and warranties made by Nextdigital in this Agreement are true and correct.

     (b)      Performance. All of the covenants and obligations that Nextdigital is required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

     (c)      Merger Documents. This Agreement and all other Nextdigital Merger Documents necessary or reasonably required to consummate the Merger, all in form and substance reasonably satisfactory to Norpac or Norpac Sub, will have been executed and delivered to Norpac and Norpac Sub.

     (d)      Secretary's Certificate – Nextdigital. Norpac will have received a certificate of the Secretary of Nextdigital attaching (i) a copy of Nextdigital's articles of incorporation and bylaws, as amended through the Closing Date certified by the Nevada Secretary of State; (ii) certified copies of resolutions duly adopted by the Board of Directors of Nextdigital and the Nextdigital Stockholders approving the execution and delivery of this Agreement and the other Merger Documents and the consummation of the Merger and the other transactions contemplated hereby and thereby; and (iii) a certificate as to the incumbency and signatures of the officers of Nextdigital executing this Agreement and the Merger Documents executed on the Closing Date as contemplated by this Agreement.

     (e)      Supplement to Schedules. Any additional disclosures of Nextdigital made pursuant to Section 6.4 of this Agreement will be acceptable to Norpac and Norpac Sub in their sole discretion.

     (f)      Third Party Consents. Nextdigital will have received duly executed copies of all third-party consents and approvals contemplated by the Merger Documents, in form and substance reasonably satisfactory to Norpac.

     (g)      No Material Adverse Change. No Nextdigital Material Adverse Effect will have occurred since the date of this Agreement.

     (h)      No Action. No suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would (i) prevent the consummation of any of the Merger contemplated by this Agreement, or (ii) cause the Merger to be rescinded following consummation.

     (i)      Due Diligence Review. Norpac and Norpac Sub will be reasonably satisfied in all respects with their due diligence investigation and review of Nextdigital.

      (j)      Compliance with Securities Laws. Norpac will have received evidence satisfactory to Norpac that all shares of Norpac Common Stock issuable in the Merger will be issuable without registration pursuant to the Securities Act in reliance on the exemptions from the registration requirements of the Securities Act provided by Rule 506 of Regulation D or in reliance on the safe harbour from the registration requirements of the Securities Act provided by Regulation S. In order to establish the availability of an exemption or safe harbour from the registration requirements of the Securities Act for each issuance of Norpac Common Stock to each shareholder of Nextdigital, Nextdigital will deliver to Norpac on Closing investment representation letters executed by each shareholder of Nextdigital, other than Dissenting Shareholders as contemplated below:

     (i)      each shareholder of Nextdigital who is not a U.S. Person and who otherwise satisfies the eligibility requirements for issuance of Norpac Common Stock in accordance with Rule 903 of Regulation S of the Securities Act will deliver the Regulation S Investment Letter in a form reasonably acceptable to legal counsel for Norpac and for Nextdigital; and

     (ii)     each shareholder of Nextdigital resident in the United States will deliver the Regulation D Investment Letter in a form reasonably acceptable to legal counsel for Norpac and for Nextdigital.

     (k)      Delivery of Financial Statements. Nextdigital will have delivered to Norpac such financial statements as, in the opinion of the auditors for Norpac, are required to permit Norpac to make the necessary filings under the Exchange Act in connection with the Merger.

     (l)      Exercise of Appraisal Rights. The holders of no more than two (2%) percent of the issued and outstanding shares of Nextdigital Common Stock will have exercised appraisal rights under

Nevada Law as Dissenting Shareholders. Nextdigital and Norpac will have resolved all matters of appraisal and payment under Nevada Law for each Dissenting Shareholder to Norpac Sub's satisfaction.

     5.2      Conditions Precedent to Closing by Nextdigital. The obligation of Nextdigital to consummate the Merger is subject to the satisfaction of the conditions set forth below, unless such condition is waived by Nextdigital at the Closing. The Closing of the Merger will be deemed to mean a waiver of all conditions to Closing. These conditions precedent are for the benefit of Nextdigital and may be waived by Nextdigital in its discretion.

     (a)      Representations and Warranties. The representations and warranties of Norpac and Norpac Sub set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Norpac and Norpac Sub will have delivered to Nextdigital a certificate dated the Closing Date, to the effect that the representations and warranties made by Norpac and Norpac Sub in this Agreement are true and correct.

     (b)      Performance. All of the covenants and obligations that Norpac and Norpac Sub are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects. Norpac and Norpac Sub must have delivered each of the documents required to be delivered by them pursuant to this Agreement.

     (c)      Merger Documents. This Agreement and all Norpac Merger Documents, all in form and substance reasonably satisfactory to Nextdigital, will have been executed and delivered by Norpac and Norpac Sub, as applicable.

     (d)      Secretary's Certificate - Norpac. Nextdigital will have received a certificate of the Secretary of Norpac attaching (a) a copy of Norpac’s certificate of incorporation, as amended through the Closing Date certified by the Secretary of State of the State of Nevada; (b) a true and correct copy of Norpac’s bylaws, as amended; (c) certified copies of resolutions duly adopted by the Board of Directors of Norpac and the sole stockholder of Norpac Sub, approving the execution and delivery of this Agreement and the other Merger Documents and the consummation of the Merger and the other transactions contemplated hereby and thereby; and (d) a certificate as to the incumbency and signatures of the officers of Norpac executing this Agreement and the Merger Documents executed by Norpac on the Closing Date as contemplated by this Agreement.

     (e)      Exercise of Appraisal Rights. The holders of no more than two (2%) percent of the issued and outstanding shares of Nextdigital Common Stock will have exercised appraisal rights under Nevada Law as Dissenting Shareholders. Nextdigital and Norpac will have resolved all matters of appraisal and payment under Nevada Law for each Dissenting Shareholder to Nextdigital's satisfaction.

     (f)      Supplement to Schedules. Any additional disclosures of Norpac made pursuant to Section 7.4 of this Agreement will be acceptable to Nextdigital in its sole discretion.

     (g)      Third Party Consents. Norpac and Norpac Sub will have obtained duly executed copies of all third-party consents and approvals contemplated by the Merger documents, in form and substance reasonably satisfactory to Nextdigital.

     (h)      No Material Adverse. No event will have occurred since the date of this Agreement that has had a material adverse effect on the business, operations, assets, properties, prospects or conditions of Norpac and Norpac Sub taken as a whole.

     (i)      No Action. No suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would (i) prevent consummation of any of the Merger contemplated by this Agreement; or (ii) cause the Merger to be rescinded following consummation.

ARTICLE 6.
ADDITIONAL COVENANTS OF THE PARTIES

     6.1      Access and Investigation. Between the date of this Agreement and the Closing Date, Nextdigital, on the one hand, and Norpac, on the other hand, will, and will cause each of their respective representatives to, (a) afford the other and its representatives full and free access to its personnel, properties, contracts, books and records, and other documents and data, (b) furnish the other and its representatives with copies of all such contracts, books and records, and other existing documents and data as required by this Agreement and as the other may otherwise reasonably request, and (c) furnish the other and its representatives with such additional financial, operating, and other data and information as the other may reasonably request. All of such access, investigation and communication by a party and its representatives will be conducted during normal business hours and in a manner designed not to interfere unduly with the normal business operations of the other party. Each party will instruct its auditors to cooperate with the other party and its representatives in connection with such investigations.

     6.2      Confidentiality. All information regarding the business of Nextdigital including, without limitation, financial information that Nextdigital provides to Norpac during Norpac’s due diligence investigation of Nextdigital will be kept in strict confidence by Norpac and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Norpac or disclosed to any third party (other than Norpac’s professional accounting and legal advisors) without the prior written consent of Nextdigital. If the Merger contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from the Nextdigital, Norpac will immediately return to Nextdigital any information received regarding Nextdigital’s business. Likewise, all information regarding the business of Norpac including, without limitation, financial information that Norpac provides to Nextdigital during its due diligence investigation of Norpac will be kept in strict confidence by Nextdigital and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Nextdigital or disclosed to any third party (other than Nextdigital’s professional accounting and legal advisors) without Norpac’s prior written consent. If the Merger contemplated by this Agreement do not proceed for any reason, then upon receipt of a written request from Norpac, Nextdigital will immediately return to Norpac (or as directed by Norpac) any information received regarding Norpac’s business.

     6.3      Notification. Between the date of this Agreement and the Closing Date, each of the parties to this Agreement will promptly notify the other parties in writing if it becomes aware of any fact or condition that causes or constitutes a material breach of any of its representations and warranties as of the date of this Agreement, if it becomes aware of the occurrence after the date of this Agreement of any fact or condition that would cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Schedules relating to such party, such party will promptly deliver to the other parties a supplement to the Schedules specifying such change. During the same period, each party will promptly notify the other parties of the occurrence of any material breach of any of its covenant in this Agreement or of the occurrence of any event that may make the satisfaction of such conditions impossible or unlikely.

     6.4      Exclusivity. Until such time, if any, as this Agreement is terminated pursuant to this Agreement, Nextdigital will not, directly or indirectly solicit, initiate, entertain or accept any inquiries or proposals from, discuss or negotiate with, provide any nonpublic information to, or consider the merits of any unsolicited inquiries or proposals from, any person or entity (other than Norpac) relating to any transaction involving the sale of the business or assets (other than in the ordinary course of business), or any of the capital stock of Nextdigital, or any merger, consolidation, business combination, or similar transaction.

     6.5      Conduct of Nextdigital Business Prior to Closing. From the date of this Agreement to the Closing Date, and except to the extent that Norpac otherwise consents in writing, Nextdigital will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it.

     6.6      Certain Acts Prohibited - Nextdigital. Except as expressly contemplated by this Agreement, between the date of this Agreement and the Closing Date, Nextdigital will not, without the prior written consent of Norpac:

     (a)      amend its articles of incorporation, bylaws or other organizational documents;

     (b)      incur any liability or obligation other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets of Nextdigital, except as disclosed in a Schedule to this Agreement;

     (c)      dispose of or contract to dispose of any Nextdigital property or assets except in the ordinary course of business consistent with past practice;

     (d)      issue, deliver, sell, pledge or otherwise encumber or subject to any lien any shares of the Nextdigital Common Stock, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities;

     (e)      (i) declare, set aside or pay any dividends on, or make any other distributions in respect of the Nextdigital Common Stock, or (ii) split, combine or reclassify any Nextdigital Common Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of Nextdigital Common Stock; or

     (f)      materially increase benefits or compensation expenses of Nextdigital, other than as contemplated by the terms of any employment agreement in existence on the date of this Agreement, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount not required by a Plan or arrangement as in effect on the date of this Agreement to any such person.

     6.7      Certain Acts Prohibited - Norpac. Except as expressly contemplated by this Agreement, between the date of this Agreement and the Closing Date, Norpac will not, without the prior written consent of Nextdigital:

     (a)      amend its articles of incorporation, bylaws or other organizational documents;

     (b)      incur any liability or obligation other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets of Norpac, except as disclosed in a Schedule to this Agreement;

     (c)      dispose of or contract to dispose of any Norpac property or assets except in the ordinary course of business consistent with past practice;

     (d)      issue or sell shares of Norpac Stock, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities, other than in the Norpac Private Placement;

     (e)      (i) declare, set aside or pay any dividends on, or make any other distributions in respect of the Norpac Stock, or (ii) split, combine or reclassify any Norpac Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of Norpac Stock; or

     (f)      materially increase benefits or compensation expenses of Norpac, other than as contemplated by the terms of any employment agreement in existence on the date of this Agreement, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount not required by a Plan or arrangement as in effect on the date of this Agreement to any such person.

     6.8      Shareholders Meeting. As soon as is practical after execution of this Agreement, Nextdigital will prepare and deliver a Notice of Meeting in connection with the approval of the shareholders of Nextdigital of the Merger (the “Notice of Meeting”). Norpac will provide to Nextdigital all information relating to Norpac and Norpac Sub as reasonably required to prepare the Notice of Meeting in compliance with applicable corporate laws. Nextdigital will provide a copy of the Notice of Meeting to Norpac and its legal counsel for their review and comment prior to delivery to the shareholders of Nextdigital. Nextdigital will use its commercially reasonable efforts to finalize the Notice of Meeting and obtain the approval of the shareholders of Nextdigital to the Merger. Nextdigital will ensure the meeting is conducted in accordance with applicable laws.

     6.9     Public Announcements. Norpac and Nextdigital each agree that they will not release or issue any reports or statements or make any public announcements relating to this Agreement or the Merger contemplated herein without the prior written consent of the other party, except as may be required upon written advice of counsel to comply with applicable laws or regulatory requirements after consulting with the other party hereto and seeking their consent to such announcement.

     6.10      Norpac Board of Directors. Immediately upon the Closing, the current directors of Norpac will adopt resolutions appointing a new board of directors for Norpac consisting of two (2) members, Daniel Bland and John Thornton.

     6.11      Norpac Name Change. Norpac agrees that it will change its corporate name to “Nextdigital Corporation”, which name change will be effected by merging the Norpac Sub into Norpac. If the Merger is not consummated for any reason, Norpac will not proceed with the change of its corporate name to “Nextdigital Corporation.” Nextdigital acknowledges that completion of the name change is not a condition precedent to completion of the Merger.

ARTICLE 7.
CLOSING

     7.1      Closing. The Closing shall take place on the Closing Date at the offices of the lawyers for Nextdigital or at such other location as agreed to by the parties. Notwithstanding the location of the Closing, each party agrees that the Closing may be completed by the exchange of undertakings between the respective legal counsel for Nextdigital and Norpac, provided such undertakings are satisfactory to each party’s respective legal counsel.

     7.2      Closing Deliveries of Nextdigital. At Closing, Nextdigital will deliver or cause to be delivered the following, fully executed and in form and substance reasonably satisfactory to Norpac:

(a)	copies of all resolutions and/or consent actions adopted by or on behalf of the boards of directors of Nextdigital evidencing approval of this Agreement and the Merger;

(b)	the certificate and attached documents required by Section 5.1(d) of this Agreement;

(c)

a certificate of an officer of Nextdigital, dated as of Closing, certifying that (a) each covenant and obligation of Nextdigital has been complied with, and (b) each representation, warranty and covenant of Nextdigital is true and correct at the Closing as if made on and as of the Closing;

(d)	the Articles of Merger duly executed by Nextdigital and any other Nextdigital Merger Documents, each duly executed by Nextdigital, as required to give effect to the Merger;

(e)	a copy of the Minutes of the Shareholders Meeting agreeing to the Merger; and

     7.3      Closing Deliveries of Norpac. At Closing, Norpac will deliver or cause to be delivered the following, fully executed and in form and substance reasonably satisfactory to Nextdigital:

(a)

copies of all resolutions and/or consent actions adopted by or on behalf of the boards of directors of Norpac and the shareholder and directors of Norpac Sub evidencing approval of this Agreement and the Merger;

(b)

a certificate of an officer of Norpac, dated as of Closing, certifying that (a) each covenant and obligation of Norpac has been complied with, and (b) each representation, warranty and covenant of Norpac is true and correct at the Closing as if made on and as of the Closing;

(c)

a certificate of an officer of Norpac Sub, dated as of Closing, certifying that (a) each covenant and obligation of Norpac Sub has been complied with, and (b) each representation, warranty and covenant of Norpac Sub is true and correct at the Closing as if made on and as of the Closing;

(d)	the certificate and attached documents required by Section 5.2(d) of this Agreement;

(e)	the Articles of Merger duly executed by Norpac Sub and any other Norpac Merger Documents, each duly executed by Norpac and Norpac Sub, as required to give effect to the Merger;

(f)	the minute books and all corporate records of Norpac; and

(g)	a list of all bank, trust, savings, checking or other accounts of Norpac.

ARTICLE 8.
TERMINATION

     8.1      Termination. This Agreement may be terminated at any time prior to the Closing Date contemplated hereby by:

     (a)      mutual agreement of Norpac, Norpac Sub and Nextdigital;

     (b)      Norpac, if there has been a breach by Nextdigital of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Nextdigital that is not cured, to the reasonable satisfaction of Norpac, within ten business days after notice of such breach is given by Norpac (except that no cure period will be provided for a breach by Nextdigital that by its nature cannot be cured);

     (c)      Nextdigital, if there has been a breach by Norpac of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Norpac that is not cured by the breaching party, to the reasonable satisfaction of Nextdigital, within ten business days after notice of such breach is given by Nextdigital (except that no cure period will be provided for a breach by Norpac that by its nature cannot be cured); or

     (d)      Norpac or Nextdigital, if the Merger contemplated by this Agreement has not been consummated prior to December 31, 2006, unless the parties agree to extend such date; or

     (e)      Norpac or Nextdigital if any permanent injunction or other order of a governmental entity of competent authority preventing the consummation of the Merger contemplated by this Agreement has become final and nonappealable.

     8.2      Effect of Termination. In the event of the termination of this Agreement as provided in Section 9.1, this Agreement will be of no further force or effect, provided, however, that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations.

ARTICLE 9.
INDEMNIFICATION; REMEDIES; SURVIVAL

     9.1      Certain Definitions. For the purposes of this Article 9, the terms “Loss” and “Losses” means any and all demands, claims, actions or causes of action, assessments, losses, damages. liabilities, costs, and expenses, including without limitation, interest, penalties, fines and reasonable attorneys, accountants and other professional fees and expenses, but excluding any indirect, consequential or punitive damages suffered by Norpac or Nextdigital including damages for lost profits or lost business opportunities.

     9.2      Agreement of Nextdigital to Indemnify. Nextdigital will indemnify, defend, and hold harmless Norpac and Norpac Sub, its respective officers, directors, shareholders, employees and affiliates from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Norpac and Norpac Sub by reason of, resulting from, based upon or arising out of:

     (a)      the breach by Nextdigital of any representation or warranty of Nextdigital contained in or made pursuant to this Agreement, or certificate or instrument delivered pursuant to this Agreement;

     (b)      the breach or partial breach by Nextdigital of any covenant or agreement of Nextdigital made in or pursuant to this Agreement, or other certificate or instrument delivered pursuant to this Agreement.

     9.3      Agreement of Norpac to Indemnify. Norpac and Norpac Sub will indemnify, defend, and hold harmless Nextdigital from, against, for, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Nextdigital by reason of, resulting from, based upon or arising out of:

     (a)      the breach by Norpac or Norpac Sub of any representation or warranty of Norpac or Norpac Sub contained in or made pursuant to this Agreement, any Norpac Merger Document or certificate or instrument delivered pursuant to this Agreement;

     (b)      the breach or partial breach by Norpac or Norpac Sub of any covenant or agreement of Norpac or Norpac Sub made in or pursuant to this Agreement, or any Norpac Merger Document or other certificate or instrument delivered pursuant to this Agreement.

ARTICLE 10.
MISCELLANEOUS PROVISIONS

     10.1      Effectiveness of Representations; Survival. Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake. The representation, warranties and agreements will survive the Closing Date and continue in full force and effect until six (6) months after the Closing Date.

     10.2      Further Assurances. Each of the parties hereto will cooperate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

     10.3      Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

     10.4      Expenses. Each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the Merger contemplated hereby, including all fees and expenses of agents, representatives, counsel, and accountants.

     10.5      Entire Agreement. This Agreement, the exhibits, schedules attached hereto and the other Merger Documents contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

     10.6      Notices. All notices and other communications required or permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

If to Nextdigital:

NEXTDIGITAL CORP.
5535 Peregrine Way
Blaine, WA 98230
Attention: Daniel Bland, President

Telephone: (360) 371-3302
Facsimile: ( )
E-Mail: danielbland2@hotmail.com

With a copy (which will not constitute notice) to:

If to Norpac:

NORPAC TECHNOLOGIES, INC.
Suite 311, 698 Seymour Street
Vancouver, BC V6B 3K6
Attention: John P. Thornton, President

Telephone: (604) 662-3406
Facsimile: (604) 662-3416

With a copy (which will not constitute notice) to:

Stephen F.X. O’Neill, Esq.
O'Neill Law Group PLLC
435 Martin Street, Suite 1010
Blaine, Washington 98230

Telephone: (330) 360-3300
Facsimile: (330) 332-2291
E-Mail: son@stockslaw.com

All such notices and other communications will be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery, (c) in the case of delivery by internationally-recognized express courier, on the business day following dispatch and (d) in the case of mailing, on the fifth business day following mailing.

     10.7      Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

     10.8      Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

     10.9      Assignment. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

     10.10      Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein.

     10.11      Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

     10.12      Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     10.13      Fax Execution. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

     10.14      Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.

     10.15      Independent Legal Advice. NextDigital acknowledges that O’Neill Law Group PLLC have acted solely for Norpac and Norpac Sub in the negotiation and execution of this Agreement and O’Neill Law Group PLLC have advised NextDigital to obtain the advice of independent legal counsel.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

NORPAC TECHNOLOGIES, INC.
a Nevada corporation by its authorized signatory:

/s/ John P. Thornton
_____________________________
Signature of Authorized Signatory

John P. Thornton
_____________________________
Name of Authorized Signatory

President and Chief Executive Officer
____________________________
Position of Authorized Signatory

NEXTDIGITAL CORP.
a Nevada corporation by its authorized signatory:

/s/ Daniel Bland
_____________________________
Signature of Authorized Signatory

Daniel Bland
_____________________________
Name of Authorized Signatory

Director, Secretary and Treasurer
____________________________
Position of Authorized Signatory

NEXTDIGITAL ACQUISITION CORP.
a Nevada corporation by its authorized signatory:

/s/ John P. Thornton
_____________________________
Signature of Authorized Signatory

John P. Thornton
_____________________________
Name of Authorized Signatory

President, Secretary, Treasurer and Director
____________________________
Position of Authorized Signatory

[SCHEDULES]

SCHEDULE 2.1
TO THE AGREEMENT AND PLAN OF MERGER
AMONG NEXTDIGITAL CORP., NORPAC TECHNOLOGIES, INC.
AND NEXTDIGITAL ACQUISITION CORP.

ARTICLES OF MERGER

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))
SUBMIT IN DUPLICATE

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.

NEXTDIGITAL CORP.
Name of merging entity

NEVADA	CORPORATION
Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

and,

NEXTDIGITAL ACQUISITION CORP.
Name of surviving entity

NEVADA	CORPORATION
Jurisdiction	Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM Merger 2003
Revised on: 10/24/03

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn:

c/o:

3) (Choose one)

☒ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM Merger 2003
Revised on: 10/24/03

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)

Page 3

Important., Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

NEXTDIGITAL CORP.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

NEXTDIGITAL ACQUISITION CORP.
Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM Merger 2003
Revised on: 10/2//03

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM Merger 2003
Revised on: 10/24/03

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 5

Important. Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

ARTICLE I. The name of the corporation is NEXTDIGITAL CORPORATION.

6) Location of Plan of Merger (check a or b):

☐ (a) The entire plan of merger is attached;

or,

☒ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional):**

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM Merger 2003
Revised on: 10/24/03

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)

Page 6

Important. Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

8) **Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)***

(if there are more than four merging entities, check box ☐ and attach an 8 ½" x 1 1 " blank sheet containing the required information for each additional entity.):

NEXTDIGITAL CORP.
Name of merging entity

Signature	Title	Date
	PRESIDENT	

Name of merging entity

Signature	Title	Date

Name of merging entity

Signature	Title	Date

Name of merging entity

Signature	Title	Date

NEXTDIGITAL ACQUISITION CORP.
Name of surviving entity

Signature	Title	Date
	PRESIDENT	

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State AM Merger 2003
Revised on: 10/24/03

Reset

SCHEDULE 2.9A
TO THE AGREEMENT AND PLAN OF MERGER
AMONG NEXTDIGITAL CORP., NORPAC TECHNOLOGIES, INC.
AND NEXTDIGITAL ACQUISITION CORP.

CERTIFICATE OF NON-U.S. SHAREHOLDER
OF NORPAC TECHNOLOGIES, INC.

In connection with the issuance of common stock ("Norpac Common Stock") of NORPAC TECHNOLOGIES, INC., a Nevada corporation ("Norpac"), to the undersigned, pursuant to that certain Agreement and Plan of Merger dated November 1, 2006, 2006 among Norpac, NEXTDIGITAL ACQUISITION CORP., a Nevada corporation, and NEXTDIGITAL CORP., a Nevada corporation (the "Target"), the undersigned hereby agrees, represents and warrants that he, she or it:

1.      is not a "U.S. Person" as such term is defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended ("U.S. Securities Act") (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

2.      was outside the U.S. when the shareholders of the Target approved of the Merger (as such is defined in the Agreement and Plan of Merger);

3.      the Norpac Common Stock is not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

4.      acknowledges and agrees not to engage in hedging transactions with regard to the Norpac Common Stock prior to the expiration of the one (1) year distribution compliance period set forth in Rule 903(b)(3) of Regulation S under the U.S. Securities Act;

5.      acknowledges and agrees that Norpac shall refuse to register any transfer of the Norpac Common Stock not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

6.      understands and agrees that the Norpac Common Stock will bear the following legends:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT."

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

Signature	Date

Print Name	Title (if Applicable)

Address

SCHEDULE 2.9B
TO THE AGREEMENT AND PLAN OF MERGER
AMONG NEXTDIGITAL CORP., NORPAC TECHNOLOGIES, INC.
AND NEXTDIGITAL ACQUISITION CORP.

CERTIFICATE OF U.S. SHAREHOLDER
OF NORPAC TECHNOLOGIES, INC.

     In connection with the issuance of common stock ("Norpac Common Stock") of NORPAC TECHNOLOGIES, INC., a Nevada corporation ("Norpac"), to the undersigned, pursuant to that certain Agreement and Plan of Merger dated November 1, 2006, 2006 among Norpac, NEXTDIGITAL ACQUISITION CORP., a Nevada corporation, and NEXTDIGITAL CORP., a Nevada corporation (the "Target"), the undersigned hereby agrees, represents and warrants that he, she or it:

1.	Acquired Entirely for Own Account.

     The undersigned represents and warrants that he, she or it is acquiring the Norpac Common Stock solely for the undersigned’s own account for investment and not with a view to or for sale or distribution of the Norpac Common Stock or any portion thereof and without any present intention of selling, offering to sell or otherwise disposing of or distributing the Norpac Common Stock or any portion thereof in any transaction other than a transaction complying with the registration requirements of the U.S. Securities Act of 1933, as amended (the "Securities Act"), and applicable state and provincial securities laws, or pursuant to an exemption therefrom. The undersigned also represents that the entire legal and beneficial interest of the Norpac Common Stock that he, she or it is acquiring is being acquired for, and will be held for, the undersigned’s account only, and neither in whole nor in part for any other person or entity.

2.	Information Concerning Norpac.

     The undersigned acknowledges that he, she or it has received all such information as the undersigned deems necessary and appropriate to enable him, her or it to evaluate the financial risk inherent in making an investment in the Norpac Common Stock, including but not limited to Norpac’s Form 10-KSB filed with the U.S. Securities and Exchange Commission, and the documents and materials included therewith, which includes a description of the risks inherent in an investment in Norpac and an Information Statement in connection with the Merger (as such term is defined in the Agreement and Plan of Merger) (the "Disclosure Documents"). The undersigned further acknowledges that he, she or it has received satisfactory and complete information concerning the business and financial condition of Norpac in response to all inquiries in respect thereof.

3.	Economic Risk and Suitability.

The undersigned represents and warrants as follows:

     (a)      the undersigned realizes that the Norpac Common Stock involves a high degree of risk and are a speculative investment, and that he, she or it is able, without impairing the undersigned’s financial condition, to hold the Norpac Common Stock for an indefinite period of time;

     (b)     the undersigned recognizes that there is no assurance of future profitable operations and that investment in Norpac involves substantial risks, and that the undersigned has taken full cognizance of and understands all of the risk factors related to the Norpac Common Stock;

     (c)     the undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned’s professional legal, tax and financial advisors the suitability of an investment in Norpac for the particular tax and financial situation of the undersigned and that the undersigned and/or the undersigned’s advisors have determined that the Norpac Common Stock is a suitable investment for the undersigned;

     (d)     the financial condition and investment of the undersigned are such that he, she or it is in a financial position to hold the Norpac Common Stock for an indefinite period of time and to bear the economic risk of, and withstand a complete loss of, the value of the Norpac Common Stock;

     (e)      the undersigned alone, or with the assistance of professional advisors, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of acquiring the Norpac Common Stock, or has a pre-existing personal or business relationship with Norpac or any of its officers, directors, or controlling persons of a duration and nature that enables the undersigned to be aware of the character, business acumen and general business and financial circumstances of Norpac or such other person;

     (f)      the undersigned has carefully read the Disclosure Documents and Norpac has made available to the undersigned or the undersigned’s advisors all information and documents requested by the undersigned relating to investment in the Norpac Common Stock, and has provided answers to the undersigned’s satisfaction to all of the undersigned’s questions concerning Norpac;

     (g)      if the undersigned is a partnership, trust, corporation or other entity: (1) it was not organized for the purpose of acquiring the Norpac Common Stock (or all of its equity owners are "accredited investors" as defined in Section 6 below); (2) it has the power and authority to execute this Certificate and the person executing said document on its behalf has the necessary power to do so; (3) its principal place of business and principal office are located within the state set forth in its address below; and (4) all of its trustees, partners and/or shareholders, whichever the case may be, are bona fide residents of said state;

     (h)      the undersigned understands that neither Norpac nor any of its officers or directors has any obligation to register the Norpac Common Stock under any federal or other applicable securities act or law;

     (i)      the undersigned has relied solely upon the Disclosure Documents, advice of his or her representatives, if any, and independent investigations made by the undersigned and/or his or her the undersigned representatives, if any, in making the decision to acquire the Norpac Common Stock and acknowledges that no representations or agreements other than those set forth in the Disclosure Documents have been made to the undersigned in respect thereto;

     (j)      all information which the undersigned has provided concerning the undersigned himself, herself or itself is correct and complete as of the date set forth below, and if there should be any material change in such information prior to the issuance of the Norpac Common Stock, he, she or it will immediately provide such information to Norpac;

     (k)      the undersigned confirms that the undersigned has received no general solicitation or general advertisement and has attended no seminar or meeting (whose attendees have been invited by any general solicitation or general advertisement) and has received no advertisement in any newspaper, magazine, or similar media, broadcast on television or radio regarding acquiring the Norpac Common Stock; and

     (l)      the undersigned is at least 21 years of age and is a citizen of the United States residing at the address indicated below.

4.	Restricted Securities.

The undersigned acknowledges that Norpac has hereby disclosed to the undersigned in writing:

(a)

the Norpac Common Stock that the undersigned is acquiring have not been registered under the Securities Act or the securities laws of any state of the United States, and such securities must be held indefinitely unless a transfer of them is subsequently registered under the Securities Act or an exemption from such registration is available; and

(b)	Norpac will make a notation in its records of the above described restrictions on transfer and of the legend described below.

5.	Legends.

The undersigned agrees that the Norpac Common Stock will bear the following legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION D PROMULGATED

UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT.”

6.	Suitable Investor.

In order to establish the qualification of the undersigned to acquire the Norpac Common Stock, the information requested in either subsection 6(a) or (b) below must be supplied.

     (a)      The undersigned is an "accredited investor," as defined in Securities and Exchange Commission (the "SEC") Rule 501. An "accredited investor" is one who meets any of the requirements set forth below. The undersigned represents and warrants that the undersigned falls within the category (or categories) marked. PLEASE INDICATE EACH CATEGORY OF ACCREDITED INVESTOR THAT YOU, THE UNDERSIGNED, SATISFY, BY PLACING AN "X" ON THE APPROPRIATE LINE BELOW.

_____	Category 1.	A bank, as defined in Section 3(a)(2) of the Securities Act, whether acting in its individual or fiduciary capacity; or

_____	Category 2.	A savings and loan association or other institution as defined in Section 3(a) (5) (A) of the Securities Act, whether acting in its individual or fiduciary capacity; or

_____	Category 3.	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or

_____	Category 4.	An insurance company as defined in Section 2(13) of the Securities Act; or

_____	Category 5.	An investment company registered under the Investment Company Act of 1940; or

_____	Category 6.	A business development company as defined in Section 2(a) (48) of the Investment Company Act of 1940; or

_____	Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

_____	Category 8.

A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of $5,000,000; or

_____	Category 9.

An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of $5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors; or

_____	Category 10.	A private business development company as defined in Section 202(a) (22) or the Investment Advisers Act of 1940; or

_____	Category 11.

An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Interest, with total assets in excess of $5,000,000; or

_____	Category 12.	A director or executive officer of Norpac; or

_____	Category 13.	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of this purchase exceeds $1,000,000; or

_____	Category 14.

A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_____	Category 15.

A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Interest, whose purchase is directed by a sophisticated person as described in SEC Rule 506(b)(2)(ii); or

_____	Category 16.	An entity in which all of the equity owners are accredited investors.

     (a)     The undersigned is not an accredited investor and meets the requirements set forth below. PLEASE INDICATE THAT YOU, THE UNDERSIGNED, SATISFY THESE REQUIREMENTS BY PLACING AN "X" ON THE LINE BELOW.

_____

The undersigned, either alone or with the undersigned’s representative, has such knowledge, skill and experience in business, financial and investment matters so that the undersigned is capable of evaluating the merits and risks of an investment in the Norpac Common Stock. To the extent necessary, the undersigned has retained, at the undersigned’s own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of owning the Norpac Common Stock. In addition, the amount of the undersigned’s investment in the Norpac Common Stock does not exceed ten percent (10%) of the undersigned’s net worth. The undersigned agrees to furnish any additional information requested to assure compliance with applicable federal and state securities laws in connection with acquiring the Norpac Common Stock.

7.	Understandings.

The undersigned understands, acknowledges and agrees that:

     (a)      no federal or state agency has made any finding or determination as to the accuracy or adequacy of the Disclosure Documents or as to the fairness of the terms of this offering for investment nor any recommendation or endorsement of the Norpac Common Stock;

     (b)      this offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein;

     (c)      the Norpac Common Stock is "restricted securities" in the U.S. under the Securities Act. There can be no assurance that the undersigned will be able to sell or dispose of the Norpac Common Stock. It is understood that in order not to jeopardize this offering’s exempt status under Section 4(2) of the Act, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder;

     (d)      the representations, warranties and agreements of the undersigned contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date the Norpac Common Stock is acquired as if made on and as of such date; and

     (e)      THE NORPAC COMMON STOCK MAY NOT BE TRANSFERRED, RESOLD OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE UNDERSIGNED SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

IN WITNESS WHEREOF, I have executed this Certificate of U.S. Shareholder.

Signature	Date

Print Name	Title (if Applicable)

Address

SCHEDULE 3.4
TO THE AGREEMENT AND PLAN OF MERGER
AMONG NEXTDIGITAL CORP., NORPAC TECHNOLOGIES, INC.
AND NEXTDIGITAL ACQUISITION CORP.

NEXTDIGITAL SUBSIDIARIES

Nextdigital has a wholly-owned subsidiary incorporated in the State of Washington called Upgrade Distribution, Inc.

SCHEDULE 3.6
TO THE AGREEMENT AND PLAN OF MERGER
AMONG NEXTDIGITAL CORP., NORPAC TECHNOLOGIES, INC.
AND NEXTDIGITAL ACQUISITION CORP.

ACTIONS AND PROCEEDINGS OF NEXTDIGITAL

None.

SCHEDULE 3.9
TO THE AGREEMENT AND PLAN OF MERGER
AMONG NEXTDIGITAL CORP., NORPAC TECHNOLOGIES, INC.
AND NEXTDIGITAL ACQUISITION CORP.

NEXTDIGITAL FINANCIAL STATEMENTS

Unaudited Financial Statements as of March 31, 2006.

SCHEDULE 3.12
TO THE AGREEMENT AND PLAN OF MERGER
AMONG NEXTDIGITAL CORP., NORPAC TECHNOLOGIES, INC.
AND NEXTDIGITAL ACQUISITION CORP.

UNDISCLOSED CHANGES

None.

SCHEDULE 3.14
TO THE AGREEMENT AND PLAN OF MERGER
AMONG NEXTDIGITAL CORP., NORPAC TECHNOLOGIES, INC.
AND NEXTDIGITAL ACQUISITION CORP.

EMPLOYMENT AND CONSULTING AGREEMENTS OF NEXTDIGITAL

1.	Consultant Agreement dated as of July 11, 2005 between Nextdigital and Daniel Bland under which $152,000 is still payable to Daniel Bland at October 31, 2006.

SCHEDULE 3.15
TO THE AGREEMENT AND PLAN OF MERGER
AMONG NEXTDIGITAL CORP., NORPAC TECHNOLOGIES, INC.
AND NEXTDIGITAL ACQUISITION CORP.

INTELLECTUAL PROPERTY OF NEXTDIGITAL

License of intellectual property for provision of super smart code solutions from Upgrade International Corp.

SCHEDULE 3.16
TO THE AGREEMENT AND PLAN OF MERGER
AMONG NEXTDIGITAL CORP., NORPAC TECHNOLOGIES, INC.
AND NEXTDIGITAL ACQUISITION CORP.

REAL PROPERTY OF NEXTDIGITAL

None.

SCHEDULE 3.17
TO THE AGREEMENT AND PLAN OF MERGER
AMONG NEXTDIGITAL CORP., NORPAC TECHNOLOGIES, INC.
AND NEXTDIGITAL ACQUISITION CORP.

MATERIAL CONTRACTS OF NEXTDIGITAL

1.	Share Purchase Agreement dated for reference July 11, 2005 among Upgrade International Corp., Nextdigital Corp. and Upgrade Distribution, Inc., as amended October 19, 2006